UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01835

                          Pioneer Series Trust XI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2016 through December 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Core
                        Equity Fund

--------------------------------------------------------------------------------
                        Annual Report | December 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIOTX
                        Class C     PCOTX
                        Class Y     PVFYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          22

Notes to Financial Statements                                                 29

Report of Independent Registered Public Accounting Firm                       37

Approval of Investment Advisory Agreement                                     39

Trustees, Officers and Service Providers                                      44

                           Pioneer Core Equity Fund | Annual Report | 12/31/16 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in US employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when US gross domestic product
(GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw US equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the US economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of US stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in US Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016, with a rally in the energy sector following the recovery in oil and other commodity prices last February bolstering the high-yield market's performance. Meanwhile, the Bloomberg Barclays US Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The US economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican-controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on US GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," US GDP growth appeared to settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer Core Equity Fund | Annual Report | 12/31/16

While economic conditions inside the US appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                           Pioneer Core Equity Fund | Annual Report | 12/31/16 3

Portfolio Management Discussion | 12/31/16

Domestic equity markets went through several different market phases in 2016 before finishing the year with a robust rally following the November U.S. elections. In the following interview, Craig D. Sterling discusses the market environment and the factors that influenced the performance of Pioneer Core Equity Fund during the 12-month period ended December 31, 2016. Mr. Sterling, a Senior Vice President, Head of Equity Research, U.S., and a portfolio manager at Pioneer Investments, is responsible for day-to-day management of the Fund's portfolio, along with John Peckham, CFA, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the 12-month period ended December 31, 2016?

A Pioneer Core Equity Fund's Class A shares returned 8.39% at net asset value during the 12-month period ended December 31, 2016, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 11.94%. During the same period, the average return of the 874 mutual funds in Lipper's Large-Cap Core Funds category was 10.04%, and the average return of the 1,409 mutual funds in Morningstar's Large Blend Funds category was 10.37%.

Q How would you describe the investment for stocks during the 12-month period ended December 31, 2016?

A The market passed through several different phases in 2016. The year began amidst a period of declining stock prices rooted in concerns about the risks of a global recession. The year ended, however, with a vigorous post-election rally driven by high optimism that the U.S. economy would be entering a new period of faster growth rates, lower taxes, and less restrictive governmental regulation, accompanied by higher interest rates and increasing inflationary pressures. In between those extremes, market sentiment shifted several times over the 12-month period.

     At the start of the year, equities declined sharply, with some market indices falling by almost 10% as commodity prices went into a tailspin and global economic growth trends appeared to weaken. Risk-aversion dominated the market and the appetites for equities and other risk-related assets fell, as investors sought out safer havens, notably U.S. Treasuries. The flight-to-safety environment led to a decline in the yield of the 10-year Treasury, from 2.3% to 1.7%. The bear-market trends only lasted until the second week of February, however, reversing dramatically as commodity prices appeared to bottom and then rebounded, and new global and domestic data

4 Pioneer Core Equity Fund | Annual Report | 12/31/16 releases indicated that economic growth was beginning to improve. Over the next few months, stock prices moved steadily higher, led by companies in cyclical sectors -- often in commodity-price-sensitive groups such as energy and materials that had been the worst performers during the previous market decline. The brisk market rally suffered a brief interruption in late June when voters in the United Kingdom unexpectedly endorsed a plan that would have the country exit ("Brexit") the European Union (E.U.). While the Brexit vote briefly unsettled the markets due to uncertainties about its effects on global trade, stock markets stabilized after a few volatile days and moved gradually higher over the remainder of the summer. Nevertheless, geopolitical factors weighed on investors' minds, including conflict in the Middle East, uncertainties about the health of the E.U., an attempted coup in Turkey, and the upcoming November elections in the United States.

     After the election, which resulted not only in Donald Trump's victory in the presidential race, but also the preservation of the Republican Party's majority in both houses of Congress, the market took off on a remarkable rally that continued through the end of the year. Fueling the rally were expectations that the economic policies proposed by a President Trump and the Republican majority in Congress would lead to more economic growth, less governmental regulation of corporations, and more prosperity in general.

Q How were the principal factors that affected the Fund's performance relative to the benchmark S&P 500 during the 12-month period ended December 31, 2016?

A The Fund generated a solid absolute return during the 12-month period, but underperformed the S&P 500. Stock selection results detracted the most from the Fund's benchmark-relative performance, particularly in the financials, information technology, and consumer staples sectors. Stock selection in energy, health care, and materials also detracted from the Fund's benchmark-relative returns, while selection results in consumer discretionary and industrials benefited relative returns.

     Asset allocation decisions generally aided the Fund's benchmark-relative performance during the period, with portfolio underweights to consumer staples and utilities, and an overweight to industrials making the biggest positive contributions. Meanwhile, an underweight to the outperforming energy sector and an overweight to the underperforming telecom services sector were the biggest detractors from the Fund's benchmark-relative returns from an asset allocation standpoint.

                           Pioneer Core Equity Fund | Annual Report | 12/31/16 5

     In general, the Fund weathered the early-year decline in the equity market relatively well because of our emphasis in the portfolio on stocks of better-quality, reasonably valued companies. However, the Fund's conservative positioning left it vulnerable when market trends reversed and stocks, particularly in the more cyclical sectors, rallied over most of the period's final 10 months. During that timeframe, we remained unpersuaded that global economic trends were as favorable as the markets seemed to perceive, and so we retained our emphasis on higher-quality, more defensive companies in the portfolio. As the year progressed, however, and as we assessed economic fundamentals, we began to see new opportunities arise during the summer, and so we re-positioned the Fund's portfolio to a more aggressive stance. The shift contributed to performance, as the Fund's Class A shares outdistanced the S&P 500 over the final six months of the 12-month period, returning 9.17%, while the S&P 500 returned 7.82%. Unfortunately, the outperformance of the Fund over the period's final six months was not significant enough to make up for all the benchmark-relative performance lost during the mid-February through late-spring portion of the market rally.

Q What were some of the individual portfolio holdings that had noteworthy influences on the Fund's benchmark-relative performance, either positively or negatively, during the 12-month period ended December 31, 2016?

A The most notable detractor from the Fund's benchmark-relative returns was a position in Bank of America, which we had sold early in the year before the company's stock price rebounded. The second most noteworthy drag on benchmark-relative results came from a position in drug distributor Cardinal Health, shares of which declined as the market became concerned that the economics of drug distribution were likely to change. We sold the Fund's shares of Cardinal Health and of another significant detractor from benchmark-relative results: American Airlines. We have become increasingly worried that the competitive landscape for airlines is changing as the industry adds capacity and discount carriers become greater factors.

     While we sold Cardinal Health and American Airlines, we retained the Fund's positions in two other companies that significantly underperformed during the period: paper products company Kimberly Clark and telecom services company Verizon. Kimberly Clark fell victim to a poor year for consumer staples companies in general; however, we believe the company remains well positioned with highly competitive products in growing end-markets, including diapers and adult personal care products. Verizon's shares underperformed during a rally that saw stocks of more defensive companies lag behind the overall market. We remain impressed by the longer-term prospects for both Kimberly-Clark and Verizon.

6 Pioneer Core Equity Fund | Annual Report | 12/31/16

     On the positive side, the position that made the biggest positive contribution to the Fund's benchmark-relative performance during the period was entertainment and media company Time Warner, a long-time core portfolio holding. A producer of programming for television, movies, and other media, Time Warner agreed to an acquisition by telecommunications company AT&T, and the stock price rallied. The second-most influential contributor to the Fund's benchmark-relative results during the period was PNC Financial, an exceptionally well-managed banking company that continued to improve results. The third-biggest supporter of the Fund's benchmark-relative performance was a position in industrial company Ingersoll-Rand, whose many products, including heating and ventilation equipment, are benefiting from growth in non-residential construction. Other notable positive contributors to the Fund's benchmark-relative returns over the 12-month period included shares of Taiwan Semiconductor, whose advanced foundry for semiconductor production gives it a strong competitive advantage, and Synchrony Financial, the largest provider of private-label (including store brand) credit cards. During the period, Synchrony benefited from growing consumer spending and the increasing popularity of private-label cards to build customer loyalty through features such as rewards programs.

Q Did the Fund own any derivative securities during the 12-month period ended December 31, 2016? If so, did the investments have a material impact on benchmark-relative results?

A At some points during the Fund's fiscal year, we owned S&P futures contracts to provide portfolio liquidity without owning cash, which would have been a drag on results in a rising market. The futures did not have a material impact on benchmark-relative performance. The Fund did not own any derivatives by the end of the period.

Q    What is your investment outlook?

A The backdrop for investing has changed since the November elections. We think we have entered a period in which interest rates are moving higher and market expectations for greater inflationary pressures are rising. Investors anticipate that President Trump will follow through on his campaign promises to reduce corporate taxes and encourage U.S.-based companies to expand domestically, rather than overseas. We also think the Federal Reserve is likely to increase its pace of short-term rate hikes, after raising the Federal funds rate just twice over the past two years.

     Given our view, we have positioned the Fund's portfolio with a greater emphasis on more cyclical companies, especially in the financials, industrials, and consumer discretionary sectors. In financials, we have

                           Pioneer Core Equity Fund | Annual Report | 12/31/16 7 overweighted the Fund in banks and other companies - such as Schwab and Synchrony - we believe should benefit from higher interest rates and widening differences between lending rates and the costs of money. In the industrials area, we favor companies levered to domestic economic activity, such as Ingersoll-Rand, and those with good managements that also have healthy end-markets, such as Illinois Tool Works. In an era when global conflicts are not likely to diminish soon, we also favor companies such as Raytheon, which produces defense products such as missiles and that have exposure to the Middle East.

     We think consumer spending should remain healthy, particularly in areas such as housing construction and home improvements. We like companies that can benefit from those trends, such as hardware retail chain Home Depot, paint producer Sherwin Williams, and building products corporation Masco. Long-term secular trends in the information technology sector also favor enterprises with leadership positions in cloud-based computing and digital advertising, including retailer Amazon, software corporation Microsoft, and Alphabet, the corporate parent of Google.

     At the start of a new year, the Fund has an underweighted position in health care, a sector we believe will come under pressure because of pricing issues and potential changes in the regulatory environment. Energy stocks, which performed well in 2016, also do not appear attractive to us, as we think current share prices reflect the full values driven by improvement in oil prices as well as shifting economics to benefit shale producers.

     As always, we intend to maintain our emphasis on fundamental analysis to identify companies that we think can generate economic value for the Fund. We believe this is a sustainable approach that can deliver attractive performance under varying market conditions, and throughout the business cycle.

8 Pioneer Core Equity Fund | Annual Report | 12/31/16

Please refer to the Schedule of Investments on pages 17-21 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer Core Equity Fund | Annual Report | 12/31/16 9

Portfolio Summary | 12/31/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         93.2%
International Common Stocks                                                 5.7%
Depositary Receipts for International Stocks                                1.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     22.1%
Financials                                                                 18.6%
Industrials                                                                16.2%
Consumer Discretionary                                                     14.5%
Health Care                                                                 9.5%
Consumer Staples                                                            7.1%
Telecommunication Services                                                  4.1%
Materials                                                                   3.5%
Energy                                                                      2.5%
Utilities                                                                   1.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Apple, Inc.                                                            5.54%
--------------------------------------------------------------------------------
 2. Verizon Communications, Inc.                                           4.17
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                        3.65
--------------------------------------------------------------------------------
 4. Ingersoll-Rand Plc                                                     3.52
--------------------------------------------------------------------------------
 5. JPMorgan Chase & Co.                                                   3.43
--------------------------------------------------------------------------------
 6. Raytheon Co.                                                           3.35
--------------------------------------------------------------------------------
 7. Synchrony Financial                                                    3.24
--------------------------------------------------------------------------------
 8. Starbucks Corp.                                                        2.92
--------------------------------------------------------------------------------
 9. Johnson & Johnson                                                      2.72
--------------------------------------------------------------------------------
10. The Charles Schwab Corp.                                               2.66
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Core Equity Fund | Annual Report | 12/31/16

Prices and Distributions | 12/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                        12/31/16                       12/31/15
--------------------------------------------------------------------------------
           A                           $18.01                         $16.80
--------------------------------------------------------------------------------
           C                           $16.17                         $15.11
--------------------------------------------------------------------------------
           Y                           $18.18                         $16.95
--------------------------------------------------------------------------------

Distributions per Share: 1/1/16 - 12/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment          Short-Term         Long-Term
         Class           Income             Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A            $0.2033                $   --             $    --
--------------------------------------------------------------------------------
           C            $0.0863                $   --             $    --
--------------------------------------------------------------------------------
           Y            $0.2540                $   --             $    --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad US stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 11

Performance Update | 12/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Core Equity Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
              Net        Public
              Asset      Offering     S&P
              Value      Price        500
Period        (NAV)      (POP)        Index
--------------------------------------------------------------------------------
10 years       6.33%      5.70%        6.94%
5 years       12.09      10.76        14.65
1 year         8.39       2.19        11.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Core
                    Equity Fund         S&P 500 Index
12/06               $ 9,425             $10,000
12/07               $10,079             $10,549
12/08               $ 6,529             $ 6,647
12/09               $ 8,429             $ 8,406
12/10               $ 9,743             $ 9,674
12/11               $ 9,837             $ 9,876
12/12               $11,265             $11,455
12/13               $14,759             $15,164
12/14               $16,300             $17,236
12/15               $16,057             $17,476
12/16               $17,405             $19,562

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Core Equity Fund | Annual Report | 12/31/16

Performance Update | 12/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Core Equity Fund for the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                                      S&P
              If         If           500
Period        Held       Redeemed     Index
--------------------------------------------------------------------------------
10 years       5.42%      5.42%        6.94%
5 years       11.11      11.11        14.65
1 year         7.58       7.58        11.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Core
                    Equity Fund         S&P 500 Index
12/06               $10,000             $10,000
12/07               $10,620             $10,549
12/08               $ 6,826             $ 6,647
12/09               $ 8,733             $ 8,406
12/10               $10,001             $ 9,674
12/11               $10,012             $ 9,876
12/12               $11,350             $11,455
12/13               $14,733             $15,164
12/14               $16,136             $17,236
12/15               $15,759             $17,476
12/16               $16,953             $19,562

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 13

Performance Update | 12/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Core Equity Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
              Net
              Asset      S&P
              Value      500
Period        (NAV)      Index
--------------------------------------------------------------------------------
10 years       6.67%      6.94%
5 years       12.42      14.65
1 year         8.73      11.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
              Gross
--------------------------------------------------------------------------------
              0.62%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Core
                 Equity Fund         S&P 500 Index
12/06            $5,000,000          $5,000,000
12/07            $5,378,036          $5,274,477
12/08            $3,498,017          $3,323,433
12/09            $4,528,627          $4,203,191
12/10            $5,248,338          $4,837,205
12/11            $5,311,444          $4,938,189
12/12            $6,098,164          $5,727,684
12/13            $8,018,746          $7,581,833
12/14            $8,880,471          $8,617,812
12/15            $8,772,737          $8,737,841
12/16            $9,538,951          $9,780,787

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Research Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Core Equity Fund | Annual Report | 12/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on actual returns from July 1, 2016, through December 31, 2016.

--------------------------------------------------------------------------------
Share Class                          A                 C                  Y
--------------------------------------------------------------------------------
Beginning Account Value          $1,000.00          $1,000.00          $1,000.00
on 7/1/16
--------------------------------------------------------------------------------
Ending Account Value             $1,091.65          $1,087.33          $1,093.09
on 12/31/16
--------------------------------------------------------------------------------
Expenses Paid                    $    4.94          $    9.23          $    3.31
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.94%, 1.76% and 0.63% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Core Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016, through December 31, 2016.

--------------------------------------------------------------------------------
Share Class                                A               C                Y
--------------------------------------------------------------------------------
Beginning Account Value               $1,000.00        $1,000.00       $1,000.00
on 7/1/16
--------------------------------------------------------------------------------
Ending Account Value                  $1,020.41        $1,016.29       $1,021.97
on 12/31/16
--------------------------------------------------------------------------------
Expenses Paid                         $    4.77        $    8.92       $    3.20
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.94%, 1.76% and 0.63% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Core Equity Fund | Annual Report | 12/31/16

Schedule of Investments | 12/31/16

---------------------------------------------------------------------------------------------
Shares                                                                         Value
---------------------------------------------------------------------------------------------
                  COMMON STOCKS -- 97.5%
                  ENERGY -- 1.9%
                  Oil & Gas Equipment & Services -- 1.2%
   341,933        Halliburton Co.                                              $   18,495,156
---------------------------------------------------------------------------------------------
                  Oil & Gas Exploration & Production -- 0.7%
   445,645        Cabot Oil & Gas Corp.                                        $   10,410,267
                                                                               --------------
                  Total Energy                                                 $   28,905,423
---------------------------------------------------------------------------------------------
                  MATERIALS -- 3.5%
                  Fertilizers & Agricultural Chemicals -- 1.1%
   159,229        Agrium, Inc.                                                 $   16,010,476
---------------------------------------------------------------------------------------------
                  Specialty Chemicals -- 1.2%
    63,465        The Sherwin-Williams Co.                                     $   17,055,584
---------------------------------------------------------------------------------------------
                  Paper Packaging -- 1.2%
   406,110        Sealed Air Corp.                                             $   18,413,027
                                                                               --------------
                  Total Materials                                              $   51,479,087
---------------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 10.7%
                  Aerospace & Defense -- 3.3%
   343,993        Raytheon Co.                                                 $   48,847,006
---------------------------------------------------------------------------------------------
                  Building Products -- 1.5%
   732,958        Masco Corp.                                                  $   23,176,132
---------------------------------------------------------------------------------------------
                  Industrial Machinery -- 5.9%
   300,550        Illinois Tool Works, Inc.                                    $   36,805,353
   682,733        Ingersoll-Rand Plc                                               51,232,284
                                                                               --------------
                                                                               $   88,037,637
                                                                               --------------
                  Total Capital Goods                                          $  160,060,775
---------------------------------------------------------------------------------------------
                  TRANSPORTATION -- 5.1%
                  Air Freight & Logistics -- 1.4%
   187,315        United Parcel Service, Inc. (Class B)                        $   21,473,792
---------------------------------------------------------------------------------------------
                  Railroads -- 2.5%
 1,046,996        CSX Corp.                                                    $   37,618,566
---------------------------------------------------------------------------------------------
                  Trucking -- 1.2%
   181,268        JB Hunt Transport Services, Inc.                             $   17,595,685
                                                                               --------------
                  Total Transportation                                         $   76,688,043
---------------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 2.9%
                  Restaurants -- 2.9%
   766,496        Starbucks Corp.                                              $   42,555,858
                                                                               --------------
                  Total Consumer Services                                      $   42,555,858
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 17

---------------------------------------------------------------------------------------------
Shares                                                                         Value
---------------------------------------------------------------------------------------------
                  MEDIA -- 3.8%
                  Cable & Satellite -- 2.4%
   513,393        Comcast Corp.                                                $   35,449,787
---------------------------------------------------------------------------------------------
                  Movies & Entertainment -- 1.4%
   227,547        Time Warner, Inc.                                            $   21,965,112
                                                                               --------------
                  Total Media                                                  $   57,414,899
---------------------------------------------------------------------------------------------
                  RETAILING -- 7.5%
                  Internet Retail -- 2.5%
    50,303        Amazon.com, Inc.*                                            $   37,720,711
---------------------------------------------------------------------------------------------
                  Home Improvement Retail -- 2.4%
   266,791        The Home Depot, Inc.                                         $   35,771,337
---------------------------------------------------------------------------------------------
                  Specialty Stores -- 0.4%
    79,035        Tiffany & Co.                                                $    6,119,680
---------------------------------------------------------------------------------------------
                  Automotive Retail -- 2.2%
    94,682        Advance Auto Parts, Inc.                                     $   16,012,620
    60,474        O'Reilly Automotive, Inc.*                                       16,836,566
                                                                               --------------
                                                                               $   32,849,186
                                                                               --------------
                  Total Retailing                                              $  112,460,914
---------------------------------------------------------------------------------------------
                  FOOD & STAPLES RETAILING -- 2.5%
                  Drug Retail -- 2.0%
   370,307        CVS Health Corp.                                             $   29,220,925
---------------------------------------------------------------------------------------------
                  Food Retail -- 0.5%
   266,702        Whole Foods Market, Inc.                                     $    8,203,754
                                                                               --------------
                  Total Food & Staples Retailing                               $   37,424,679
---------------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 2.7%
                  Brewers -- 1.1%
   166,199        Molson Coors Brewing Co. (Class B)                           $   16,172,825
---------------------------------------------------------------------------------------------
                  Packaged Foods & Meats -- 1.6%
   238,038        The Hershey Co.                                              $   24,620,270
                                                                               --------------
                  Total Food, Beverage & Tobacco                               $   40,793,095
---------------------------------------------------------------------------------------------
                  HOUSEHOLD & PERSONAL PRODUCTS -- 1.8%
                  Household Products -- 1.8%
   232,192        Kimberly-Clark Corp.                                         $   26,497,751
                                                                               --------------
                  Total Household & Personal Products                          $   26,497,751
---------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 2.4%
                  Health Care Supplies -- 1.1%
    90,221        The Cooper Companies, Inc.                                   $   15,782,360
---------------------------------------------------------------------------------------------
                  Managed Health Care -- 1.3%
    96,105        Humana, Inc.                                                 $   19,608,303
                                                                               --------------
                  Total Health Care Equipment & Services                       $   35,390,663
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Core Equity Fund | Annual Report | 12/31/16

---------------------------------------------------------------------------------------------
Shares                                                                         Value
---------------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                  SCIENCES -- 7.0%
                  Biotechnology -- 2.3%
   161,775        Alder Biopharmaceuticals, Inc.                               $    3,364,920
   200,716        Celgene Corp.*                                                   23,232,877
   103,115        Vertex Pharmaceuticals, Inc.*                                     7,596,482
                                                                               --------------
                                                                               $   34,194,279
---------------------------------------------------------------------------------------------
                  Pharmaceuticals -- 4.7%
   343,577        Johnson & Johnson                                            $   39,583,506
   926,346        Pfizer, Inc.                                                     30,087,718
                                                                               --------------
                                                                               $   69,671,224
                                                                               --------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences         $  103,865,503
---------------------------------------------------------------------------------------------
                  BANKS -- 8.1%
                  Diversified Banks -- 5.8%
   578,107        JPMorgan Chase & Co.                                         $   49,884,853
   706,369        US Bancorp                                                       36,286,176
                                                                               --------------
                                                                               $   86,171,029
---------------------------------------------------------------------------------------------
                  Regional Banks -- 2.3%
   302,151        The PNC Financial Services Group, Inc.                       $   35,339,581
                                                                               --------------
                  Total Banks                                                  $  121,510,610
---------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 8.9%
                  Specialized Finance -- 1.9%
   510,975        Intercontinental Exchange, Inc.                              $   28,829,210
---------------------------------------------------------------------------------------------
                  Consumer Finance -- 3.2%
 1,300,337        Synchrony Financial                                          $   47,163,223
---------------------------------------------------------------------------------------------
                  Asset Management & Custody Banks -- 1.2%
    48,596        BlackRock, Inc.                                              $   18,492,722
---------------------------------------------------------------------------------------------
                  Investment Banking & Brokerage -- 2.6%
   981,738        The Charles Schwab Corp.                                     $   38,749,199
                                                                               --------------
                  Total Diversified Financials                                 $  133,234,354
---------------------------------------------------------------------------------------------
                  INSURANCE -- 1.1%
                  Property & Casualty Insurance -- 1.1%
   449,541        XL Group, Ltd.                                               $   16,749,898
                                                                               --------------
                  Total Insurance                                              $   16,749,898
---------------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 12.9%
                  Internet Software & Services -- 6.3%
    48,049        Alphabet, Inc. (Class A)                                     $   38,076,430
    35,938        Alphabet, Inc. (Class C)                                         27,737,667
   978,995        eBay, Inc.*                                                      29,066,362
                                                                               --------------
                                                                               $   94,880,459
---------------------------------------------------------------------------------------------
                  IT Consulting & Other Services -- 1.2%
   320,534        Cognizant Technology Solutions Corp.*                        $   17,959,520
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 19

---------------------------------------------------------------------------------------------
Shares                                                                          Value
---------------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 1.8%
   338,985        Visa, Inc.                                                   $   26,447,610
---------------------------------------------------------------------------------------------
                  Systems Software -- 3.6%
   856,356        Microsoft Corp.                                              $   53,213,962
                                                                               --------------
                  Total Software & Services                                    $  192,501,551
---------------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 7.7%
                  Communications Equipment -- 2.3%
 1,140,990        Cisco Systems, Inc.                                          $   34,480,718
---------------------------------------------------------------------------------------------
                  Computer Storage & Peripherals -- 5.4%
   696,138        Apple, Inc.                                                  $   80,626,700
                                                                               --------------
                  Total Technology Hardware & Equipment                        $  115,107,418
---------------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
                  Semiconductors -- 1.0%
   503,720        Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)        $   14,481,950
                                                                               --------------
                  Total Semiconductors & Semiconductor Equipment               $   14,481,950
---------------------------------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES -- 4.1%
                  Integrated Telecommunication Services -- 4.1%
 1,136,336        Verizon Communications, Inc.                                 $   60,657,616
                                                                               --------------
                  Total Telecommunication Services                             $   60,657,616
---------------------------------------------------------------------------------------------
                  UTILITIES -- 1.9%
                  Electric Utilities -- 1.9%
   453,528        American Electric Power Co., Inc.                            $   28,554,123
                                                                               --------------
                  Total Utilities                                              $   28,554,123
---------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $1,274,803,746)                                        $1,456,334,210
---------------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 97.5%
                  (Cost $1,274,803,746) (a)                                    $1,456,334,210
---------------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 2.5%                           $   37,804,685
---------------------------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                         $1,494,138,895
=============================================================================================

*         Non-income producing security.

(A.D.R.)  American Depositary Receipts.

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,276,617,196 was as follows:

            Aggregate gross unrealized appreciation for all investments in which
              there is an excess of value over tax cost                               $192,465,690
            Aggregate gross unrealized depreciation for all investments in which
              there is an excess of tax cost over value                                (12,748,676)
                                                                                      ------------
              Net unrealized appreciation                                             $179,717,014
                                                                                      ============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016, aggregated $1,161,640,416 and $1,318,867,526, respectively.

The accompanying notes are an integral part of these financial statements.

20 Pioneer Core Equity Fund | Annual Report | 12/31/16

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $0 and $1,418,400, respectively, resulting in a net realized loss of $492,024.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                           Level 1          Level 2    Level 3   Total
--------------------------------------------------------------------------------
Common Stocks              $1,456,334,210   $ --       $ --      $1,456,334,210
--------------------------------------------------------------------------------
    Total                  $1,456,334,210   $ --       $ --      $1,456,334,210
================================================================================

During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 21

Statement of Assets and Liabilities | 12/31/16

ASSETS:
  Investment in securities (cost $1,274,803,746)                  $1,456,334,210
  Cash                                                                37,814,738
  Receivables --
     Fund shares sold                                                     50,324
     Dividends                                                         1,284,477
--------------------------------------------------------------------------------
        Total assets                                              $1,495,483,749
================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                      $      639,854
     Distributions                                                        67,766
  Due to affiliates                                                       95,250
  Accrued expenses                                                       541,984
--------------------------------------------------------------------------------
        Total liabilities                                         $    1,344,854
================================================================================
NET ASSETS:
  Paid-in capital                                                 $1,352,119,127
  Undistributed net investment income                                    321,901
  Accumulated net realized loss on investments                       (39,832,597)
  Net unrealized appreciation on investments                         181,530,464
--------------------------------------------------------------------------------
        Net assets                                                $1,494,138,895
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,436,207,652/79,732,456 shares)             $        18.01
  Class C (based on $13,016,158/805,139 shares)                   $        16.17
  Class Y (based on $44,915,085/2,470,466 shares)                 $        18.18
MAXIMUM OFFERING PRICE:
  Class A ($18.01 (divided by) 94.25%)                            $        19.11
================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Core Equity Fund | Annual Report | 12/31/16

Statement of Operations

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Dividends (net of withholding tax of $292,932)                  $  30,448,359
  Interest                                                               23,600
---------------------------------------------------------------------------------------------
         Total investment income                                                 $ 30,471,959
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                 $   7,294,357
  Transfer agent fees
     Class A                                                            895,726
     Class C                                                             11,388
     Class Y                                                             18,346
  Distribution fees
     Class A                                                          3,476,757
     Class C                                                            123,210
  Shareholder communications expense                                    817,719
  Administrative expense                                                624,347
  Custodian fees                                                         26,042
  Registration fees                                                      62,013
  Professional fees                                                      90,614
  Printing expense                                                       55,136
  Fees and expenses of nonaffiliated Trustees                            65,354
  Miscellaneous                                                          54,831
---------------------------------------------------------------------------------------------
     Total expenses                                                              $ 13,615,840
---------------------------------------------------------------------------------------------
         Net investment income                                                   $ 16,856,119
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
  Investments                                                     $  45,726,454
  Futures contracts                                                   1,703,615  $ 47,430,069
---------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
  on investments                                                                 $ 53,203,971
---------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
     and futures contracts                                                       $100,634,040
---------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                           $117,490,159
=============================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 23

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Year Ended          Year Ended
                                                               12/31/16            12/31/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                   $   16,856,119      $   12,275,423
Net realized gain (loss) on investments, class actions
  and futures contracts                                            47,430,069         170,329,069
Change in net unrealized appreciation (depreciation)
  on investments                                                   53,203,971        (207,621,244)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                       $  117,490,159      $  (25,016,752)
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.20 and $0.12 per share, respectively)        $  (16,068,920)     $  (10,718,695)
      Class C ($0.09 and $0.01 per share, respectively)               (69,203)             (7,356)
      Class Y ($0.25 and $0.18 per share, respectively)              (623,537)           (661,431)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                    $  (16,761,660)     $  (11,387,482)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                               $   25,299,938      $   41,123,837
Reinvestment of distributions                                      15,467,606          10,370,474
Cost of shares repurchased                                       (174,484,709)       (173,535,422)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                               $ (133,717,165)     $ (122,041,111)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                               $  (32,988,666)     $ (158,445,345)
NET ASSETS:
Beginning of year                                              $1,527,127,561      $1,685,572,906
--------------------------------------------------------------------------------------------------
End of year                                                    $1,494,138,895      $1,527,127,561
==================================================================================================
Undistributed net investment income                            $      321,901      $      674,822
==================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Core Equity Fund | Annual Report | 12/31/16

------------------------------------------------------------------------------------------------
                               Year Ended     Year Ended          Year Ended     Year Ended
                               12/31/16       12/31/16            12/31/15       12/31/15
                               Shares         Amount              Shares         Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                       976,643     $   16,421,975       1,305,754     $   23,986,790
Reinvestment of
   distributions                  835,056         15,256,426         602,372         10,180,051
Less shares repurchased        (8,452,628)      (142,378,598)     (8,948,092)      (154,134,844)
------------------------------------------------------------------------------------------------
      Net decrease             (6,640,929)    $ (110,700,197)     (7,039,966)    $ (119,968,003)
================================================================================================
Class C
Shares sold                       163,251     $    2,510,542         269,937     $    4,172,645
Reinvestment of
   distributions                    3,831             62,819             438              6,653
Less shares repurchased          (295,427)        (4,379,785)       (231,437)        (3,555,586)
------------------------------------------------------------------------------------------------
      Net increase
           (decrease)            (128,345)    $   (1,806,424)         38,938     $      623,712
================================================================================================
Class Y
Shares sold                       368,360     $    6,367,421         741,607     $   12,964,402
Reinvestment of
   distributions                    8,046            148,361          10,778            183,770
Less shares repurchased        (1,576,444)       (27,726,326)       (912,428)       (15,844,992)
------------------------------------------------------------------------------------------------
      Net decrease             (1,200,038)    $  (21,210,544)       (160,043)    $   (2,696,820)
================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 25

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year             Year         Year         Year
                                                             Ended          Ended            Ended        Ended        Ended
                                                             12/31/16       12/31/15         12/31/14     12/31/13(a)  12/31/12(a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    16.80     $    17.18       $    15.70   $    12.06   $ 10.61
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.19(b)  $     0.13(b)    $     0.18   $     0.10   $  0.08
   Net realized and unrealized gain (loss) on investments          1.22          (0.39)            1.46         3.63      1.45
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     1.41     $    (0.26)      $     1.64   $     3.73   $  1.53
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.20)    $    (0.12)      $    (0.16)  $    (0.09)  $ (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $     1.21     $    (0.38)      $     1.48   $     3.64   $  1.45
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    18.01     $    16.80       $    17.18   $    15.70   $ 12.06
====================================================================================================================================
Total return*                                                      8.39%         (1.49)%(d)       10.44%       31.02%    14.51%
Ratio of net expenses to average net assets (c)                    0.94%          0.93%            0.94%        0.99%     1.25%
Ratio of net investment income (loss) to average net assets        1.15%          0.75%            1.03%        0.70%     0.76%
Portfolio turnover rate                                              80%           100%              57%          67%       59%
Net assets, end of period (in thousands)                     $1,436,208     $1,450,815       $1,605,301   $1,585,294   $23,907
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (c)                        0.94%          0.93%            0.94%        0.99%     1.59%
   Net investment income (loss) to average net assets              1.15%          0.75%            1.03%        0.70%     0.42%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.55)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Core Equity Fund | Annual Report | 12/31/16

-----------------------------------------------------------------------------------------------------------------------------
                                                             Year        Year            Year      Year          Year
                                                             Ended       Ended           Ended     Ended         Ended
                                                             12/31/16    12/31/15        12/31/14  12/31/13(a)   12/31/12(a)
-----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 15.11     $ 15.48         $ 14.19   $  10.93      $  9.65
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05(b)  $ (0.01)(b)(c)  $  0.02   $  (0.02)(c)  $ (0.01)(c)
   Net realized and unrealized gain (loss) on investments       1.10       (0.35)           1.33       3.28         1.30
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.15     $ (0.36)        $  1.35   $   3.26      $  1.29
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.09)    $ (0.01)        $ (0.06)  $     --      $ (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.06     $ (0.37)        $  1.29   $   3.26      $  1.28
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.17     $ 15.11         $ 15.48   $  14.19      $ 10.93
=============================================================================================================================
Total return*                                                   7.58%      (2.34)%(e)       9.52%     29.81%       13.37%
Ratio of net expenses to average net assets (d)                 1.76%       1.74%           1.81%      1.92%        2.15%
Ratio of net investment income (loss) to average net assets     0.33%      (0.06)%          0.14%     (0.17)%      (0.14)%
Portfolio turnover rate                                           80%        100%             57%        67%          59%
Net assets, end of period (in thousands)                     $13,016     $14,106         $13,848   $ 11,112      $ 3,695
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets (d)                     1.76%       1.74%           1.81%      1.92%        2.31%
   Net investment income (loss) to average net assets           0.33%      (0.06)%          0.14%     (0.17)%      (0.30)%
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c) The amount shown for a share outstanding does not correspond with the net investment gain on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(d)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(e) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (2.40)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 27

------------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year           Year       Year         Year
                                                               Ended        Ended          Ended      Ended        Ended
                                                               12/31/16     12/31/15       12/31/14   12/31/13(a)  12/31/12(a)
------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                           $ 16.95      $ 17.34        $ 15.85    $ 12.17      $ 10.69
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.25(b)   $  0.19(b)     $  0.20    $  0.14      $  0.11
   Net realized and unrealized gain (loss) on investments         1.23        (0.40)          1.51       3.68         1.47
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  1.48      $ (0.21)       $  1.71    $  3.82      $  1.58
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.25)     $ (0.18)       $ (0.22)   $ (0.14)     $ (0.10)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  1.23      $ (0.39)       $  1.49    $  3.68      $  1.48
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 18.18      $ 16.95        $ 17.34    $ 15.85      $ 12.17
==============================================================================================================================
Total return*                                                     8.73%       (1.21)%(d)     10.75%     31.49%       14.81%
Ratio of net expenses to average net assets (c)                   0.63%        0.62%          0.63%      0.75%        1.02%
Ratio of net investment income (loss) to average net assets       1.47%        1.07%          1.37%      1.01%        0.97%
Portfolio turnover rate                                             80%         100%            57%        67%          59%
Net assets, end of period (in thousands)                       $44,915      $62,206        $66,424    $59,812      $33,875
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The Fund acquired the assets and liabilities of Pioneer Research Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(d) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.27)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Core Equity Fund | Annual Report | 12/31/16

Notes to Financial Statements | 12/31/16

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund) is a diversified series of Pioneer Series Trust XI, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 29

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At December 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

30 Pioneer Core Equity Fund | Annual Report | 12/31/16

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 31 classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Fund reclassified $447,380 to decrease undistributed net investment income, $16,954,514 to decrease accumulated net realized loss on investments and $16,507,134 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At December 31, 2016, the Fund had a net capital loss carryforward of $38,019,147 which will expire in 2017 if not utilized.

     During the year ended December 31, 2016, a capital loss carryforward of $1,868,878 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                             2016           2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $16,761,660     $11,387,482
     ---------------------------------------------------------------------------
          Total                                      $16,761,660     $11,387,482
     ===========================================================================

     The following shows components of distributable earnings on a federal income tax basis at December 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                 $    321,901
      Capital loss carryforward                                      (38,019,147)
      Net unrealized appreciation                                    179,717,014
     ---------------------------------------------------------------------------
           Total                                                    $142,019,768
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $50,020 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2016.

32 Pioneer Core Equity Fund | Annual Report | 12/31/16

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 33 any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended December 31, 2016 was $6,645,877. There were no open futures contracts at December 31, 2016.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets. For the year ended December 31, 2016, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $64,567 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended December 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $788,077
 Class C                                                                  12,142
 Class Y                                                                  17,500
--------------------------------------------------------------------------------
   Total                                                                $817,719
================================================================================

34 Pioneer Core Equity Fund | Annual Report | 12/31/16

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $30,683 in distribution fees payable to PFD at December 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 2016, CDSC in the amount of $2,374 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2016, the Fund had no borrowings under the credit facility.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 35

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at December 31, 2016 was as follows:

--------------------------------------------------------------------------------
Statement of Operations
                                            Foreign
                      Interest    Credit    Exchange      Equity       Commodity
                      Rate Risk   Risk      Rate Risk     Risk         Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts    $ --        $ --      $ --          $1,703,615   $ --
--------------------------------------------------------------------------------
 Total Value          $ --        $ --      $ --          $1,703,615   $ --
================================================================================

36 Pioneer Core Equity Fund | Annual Report | 12/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust XI and Shareowners of
Pioneer Core Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Core Equity Fund (the "Fund") (the Fund constituting Pioneer Series Trust XI), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 25, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Core Equity Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
February 22, 2017

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 37

Additional Information (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

38 Pioneer Core Equity Fund | Annual Report | 12/31/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Core Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 39

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including enhancing the investment process used for the Fund. It also was noted that Craig Sterling, a Senior Vice President and Head of Equity Research, U.S., became a portfolio manager of the Fund in May, 2015. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

40 Pioneer Core Equity Fund | Annual Report | 12/31/16

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the first quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 41

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The

42 Pioneer Core Equity Fund | Annual Report | 12/31/16

Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 43

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

44 Pioneer Core Equity Fund | Annual Report | 12/31/16

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Trustee since 2006.    Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a         present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is   Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier     Inc. (technology products for securities        processing provider for
                               retirement or removal. lending industry); and Senior Executive Vice    financial services industry)
                                                      President, The Bank of New York (financial and  (2009 - present); Director,
                                                      securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)             Trustee since 2005.    Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a         Advisors (corporate advisory services company)  Trust (publicly-traded
                               successor trustee is   (1997 - 2004 and 2008 - present); Interim       mortgage REIT) (2004 - 2009,
                               elected or earlier     Chief Executive Officer, Oxford Analytica,      2012 - present); Director of
                               retirement or removal. Inc. (privately-held research and consulting    The Swiss Helvetia Fund, Inc.
                                                      company) (2010); Executive Vice President and   (closed-end fund) (2010 -
                                                      Chief Financial Officer, I-trax, Inc.           present); Director of Oxford
                                                      (publicly traded health care services company)  Analytica, Inc. (2008 -
                                                      (2004 - 2007); and Executive Vice President     present); and Director of
                                                      and Chief Financial Officer, Pedestal Inc.      Enterprise Community
                                                      (internet-based mortgage trading company)       Investment, Inc.
                                                      (2000 - 2002); Private consultant (1995-1997),  (privately-held affordable
                                                      Managing Director, Lehman Brothers (investment  housing finance company) (1985
                                                      banking firm) (1992-1995); and Executive, The   - 2010)
                                                      World Bank (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)      Trustee since 2008.    William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a         Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                   Mellon Institutional Funds
                               elected or earlier                                                     Master Portfolio (oversaw 17
                               retirement or removal.                                                 portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 45

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)      Trustee since 1990.    Founding Director, Vice President and           None
Trustee                        Serves until a         Corporate Secretary, The Winthrop Group, Inc.
                               successor trustee is   (consulting firm) (1982 - present); Desautels
                               elected or earlier     Faculty of Management, McGill University (1999
                               retirement or removal. - present); and Manager of Research Operations and Organizational Learning, Xerox PARC,
                                                      Xerox's advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)       Trustee since 1982.    President and Chief Executive Officer, Newbury  Director of New America High
Trustee                        Serves until a         Piret Company (investment banking firm) (1981   Income Fund, Inc. (closed-end
                               successor trustee is   - present)                                      investment company) (2004 -
                               elected or earlier                                                     present); and Member, Board of
                               retirement or removal.                                                 Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)         Trustee since 2014.    Consultant (investment company services) (2012  None
Trustee                        Serves until a         - present); Executive Vice President, BNY
                               successor trustee is   Mellon (financial and investment company
                               elected or earlier     services) (1969 - 2012); Director, BNY
                               retirement or removal. International Financing Corp. (financial services) (2002 - 2012); and Director, Mellon
                                                      Overseas Investment Corp. (financial services)
                                                      (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

46 Pioneer Core Equity Fund | Annual Report | 12/31/16

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*        Trustee since 2014.    Director and Executive Vice President (since    None
Trustee                        Serves until a         2008) and Chief Investment Officer, U.S.
                               successor trustee is   (since 2010) of Pioneer Investment
                               elected or earlier     Management-USA (PIM-USA); Executive Vice
                               retirement or removal. President of Pioneer (since 2008); Executive
                                                      Vice President of Pioneer Institutional Asset
                                                      Management, Inc. (since 2009); and Portfolio
                                                      Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 47

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**        Advisory Trustee since Chief Investment Officer, 1199 SEIU Funds       Trustee of Pioneer closed-end
Advisory Trustee               2014.                  (healthcare workers union pension funds) (2001  investment companies (5
                                                      - present); Vice President - International      portfolios) (Sept. 2015 -
                                                      Investments Group, American International       present)
                                                      Group, Inc. (insurance company) (1993 - 2001);
                                                      Vice President, Corporate Finance and Treasury
                                                      Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                      1993); Vice President - Asset/Liability
                                                      Management Group, Federal Farm Funding
                                                      Corporation (government-sponsored issuer of
                                                      debt securities) (1988 - 1990); Mortgage
                                                      Strategies Group, Shearson Lehman Hutton, Inc.
                                                      (investment bank) (1987 - 1988); and Mortgage
                                                      Strategies Group, Drexel Burnham Lambert, Ltd.
                                                      (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

48 Pioneer Core Equity Fund | Annual Report | 12/31/16

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)             Since 2014. Serves at  Chair, Director, CEO and President of PIM-USA   Trustee of Pioneer closed-end
President and Chief            the discretion of the  (since September 2014); Chair, Director, CEO    investment companies (5
Executive Officer              Board.                 and President of Pioneer Investment             portfolios) (Sept. 2015 -
                                                      Management, Inc. (since September 2014);        present)
                                                      Chair, Director, CEO and President of Pioneer
                                                      Funds Distributor, Inc. (since September
                                                      2014); Chair, Director, CEO and President of
                                                      Pioneer Institutional Asset Management, Inc.
                                                      (since September 2014); and Chair, Director,
                                                      and CEO of Pioneer Investment Management
                                                      Shareholder Services, Inc. (since September
                                                      2014); Managing Director, Morgan Stanley
                                                      Investment Management (2010 - 2013); and
                                                      Director of Institutional Business, CEO of
                                                      International, Eaton Vance Management (2005 -
                                                      2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)     Since 2003. Serves at  Vice President and Associate General Counsel    None
Secretary and                  the discretion of the  of Pioneer since January 2008; Secretary and
Chief Legal Officer            Board.                 Chief Legal Officer of all of the Pioneer
                                                      Funds since June 2010; Assistant Secretary of
                                                      all of the Pioneer Funds from September 2003
                                                      to May 2010; and Vice President and Senior
                                                      Counsel of Pioneer from July 2002 to December
                                                      2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)         Since 2010. Serves at  Fund Governance Director of Pioneer since       None
Assistant Secretary            the discretion of the  December 2006 and Assistant Secretary of all
                               Board.                 the Pioneer Funds since June 2010; Manager -
                                                      Fund Governance of Pioneer from December 2003
                                                      to November 2006; and Senior Paralegal of
                                                      Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)              Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and    None
Assistant Secretary            the discretion of the  Assistant Secretary of all the Pioneer Funds
                               Board.                 since June 2010; and Counsel of Pioneer from
                                                      June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)           Since 2008. Serves at  Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief Financial  the discretion of the  Treasurer of all of the Pioneer Funds since
and Accounting Officer         Board.                 March 2008; Deputy Treasurer of Pioneer from
                                                      March 2004 to February 2008; and Assistant
                                                      Treasurer of all of the Pioneer Funds from
                                                      March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 49

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)          Since 2000. Serves at  Director - Fund Treasury of Pioneer; and        None
Assistant Treasurer            the discretion of the  Assistant Treasurer of all of the Pioneer
                               Board.                 Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)             Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer            the discretion of the  Pioneer; and Assistant Treasurer of all of the
                               Board.                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)          Since 2009. Serves at  Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer            the discretion of the  Pioneer since November 2008; Assistant
                               Board.                 Treasurer of all of the Pioneer Funds since
                                                      January 2009; and Client Service Manager -
                                                      Institutional Investor Services at State
                                                      Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)           Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all  None
Chief Compliance Officer       the discretion of the  the Pioneer Funds since March 2010; Chief
                               Board.                 Compliance Officer of Pioneer Institutional
                                                      Asset Management, Inc. since January 2012;
                                                      Chief Compliance Officer of Vanderbilt Capital
                                                      Advisors, LLC since July 2012: Director of
                                                      Adviser and Portfolio Compliance at Pioneer
                                                      since October 2005; and Senior Compliance
                                                      Officer for Columbia Management Advisers, Inc.
                                                      from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)           Since 2006. Serves at  Director - Transfer Agency Compliance of        None
Anti-Money Laundering Officer  the discretion of the  Pioneer and Anti-Money Laundering Officer of
                               Board.                 all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

50 Pioneer Core Equity Fund | Annual Report | 12/31/16

                           This page for your notes.

                          Pioneer Core Equity Fund | Annual Report | 12/31/16 51

                           This page for your notes.

52 Pioneer Core Equity Fund | Annual Report | 12/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 18630-11-0217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $23,167 payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $23,129 for the year ended December 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $5,628
payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $5,600 for the year ended December 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended December 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $5,628 payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $5,600 for the year ended December 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2017

* Print the name and title of each signing officer under his or her signature.